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                                                                 EXHIBIT 10.2.24

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

                  The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

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Exhibit                                                          Annual Base             Percentage Rent
Number          Percentage Lease Description                        Rent                     Formula
------          -----------------------------------              -----------          ----------------------
10.2.24         Lease Agreement dated as of December             $1,090,200           32% of room revenue
                19, 1997 by and between Sunstone                                      up to $283,906, plus
                Hotel Investors, L.P. as lessor and                                   61% of room revenue
                Sunstone Hotel Properties, Inc.,                                      in excess of $283,906
                as lessee, for the Radisson Suite Hotel                               plus 5% of food and
                located in Oxnard, California.                                        beverage revenue, plus
                                                                                      100% of sublease and
                                                                                      concession revenue and
                                                                                      other net revenues.
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